UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – May 4, 2015

ROYAL ENERGY RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-52547	11-3480036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

56 Broad Street, Suite 2, Charleston, SC 29401

(Address of principal executive offices, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Resignation of GZTY CPA Group, LLC

i. Effective May 4, 2015, Royal Energy Resources, Inc. (the “Company”) received notification from GZTY CPA Group, LLC (“GZTY”) that they would be unable to continue as the Company’s principal independent registered public accounting firm. The board of directors does not have a separate audit committee and approved the resignation of GZTY.

ii. The report of GZTY on the Company’s financial statements for the fiscal year ended August 31, 2014, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, except that GZTY’s report for that fiscal year includes an explanatory paragraph and note stating, among other things, that the Company has incurred a loss since inception, has a net accumulated deficit and may be unable to raise further equity, which raises substantial doubt about the Company’s ability to continue as a going concern. The Company’s financial statements for the year ended August 31, 2013 were audited by Paritz & Company, P.A.

iii. During the fiscal year ended August 31, 2014 and during the subsequent period through the date of GZTY’s resignation, there were no disagreements between the Company and GZTY, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of GZTY, would have caused GZTY to make reference thereto in its report on the Company’s audited financial statements. In connection with the audit of the fiscal year ended August 31, 2014 and the subsequent period through May 4, 2015, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

iv. The Company provided GZTY with a copy of this Current Report on Form 8-K and has requested that GZTY furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not GZTY agrees with the statements made in this Current Report on Form 8-K with respect to GZTY and, if not, stating the items with which they do not agree. The Company has received the requested letter from GZTY wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to GZTY. A copy of GZTY’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Paritz & Company, P.A.

i. Effective May 4, 2015, the Company engaged Paritz & Company, P.A. (“Paritz”) as the Company’s independent registered public accounting firm. The engagement was approved by the board of directors, which also serves the role of audit committee.

ii. In connection with the Company’s appointment of Paritz as the Company’s independent registered accounting firm, the Company has not consulted Paritz on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired – not applicable

(b)	Pro Forma Financial Information – not applicable

(c)	Exhibits

Exhibit Number

16.1	Letter from GZTY CPA Group, LLC, to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYAL ENERGY RESOURCES, INC.

May 7, 2015	/s/ William L. Tuorto
By: William L. Tuorto
Chief Executive Officer

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